EXHIBIT 10.3

                  NOTEHOLDER PREFERRED SHARE EXCHANGE AGREEMENT

Dated for reference the 30th day of December, 2002

AMONG:

                        ECLIPSE ENTERTAINMENT GROUP, INC.
                             of 10520 Venice Blvd.,
                              Culver City, CA 90232
                                    ("ECLE")

                              ANCIENT WARRIORS LLC
                            of 2265A Westwood Blvd.,
                              Los Angeles, CA 90064
                                     ("AW")

                             ECLIPSE RELEASING, INC.
                             of 10520 Venice Blvd.,
                              Culver City, CA 90232
                                     ("ECR")

                         (collectively the "Companies")

                                       AND

                                  THOMAS HUDSON
                           of 16906 S.E. 58th Street,
                               Bellevue, WA 98006

                                 ROBERT S. ANGEL
                         of 1800 Westlake Avenue North,
                          Suite 102, Seattle, WA 98109

                               MICHAEL J. WIESMANN
                              of 2225 94th Ave. NE,
                               Bellevue, WA. 98004

                                 MARTIN MCCURRY
                             of 12935 169th Ave. NE,
                                Redmond, WA 98052

                                   JOEY FIORE
                             of 1 Green Meadow Lane,
                              Cincinnati, OH 45242

                                RONALD M. ROSELLA
                            of 1228 - 2nd Avenue N.,
                                Seattle, WA 98109

                          WESTERN PACIFIC FUNDING CORP.
                               12935 169th Ave. NE
                                Redmond, WA 98052

                                THOMAS DE DONATO
                              of 10257 NE 64th St.
                               Kirkland, WA 98003

                                 RUSSELL K. NOMI
                             of 17450 S.E. 40th Pl.,
                               Bellevue, WA 98008

                                 FRANCO COLUMBU
                            of 2265A Westwood Blvd.,
                              Los Angeles, CA 90064

                                   ALEC ROSSA
                              of 3902 Gibson Court,
                           Victoria, BC Canada V8N 6E2

                                  BRENT NELSON
                             of 10900 NE 8th Street,
                               Bellevue, WA 98004

              (the "noteholder" or collectively the "noteholders")

WHEREAS:

     A. Eclipse Entertainment Group, Inc. is a public company engaged in the business of media and entertainment.

     B. ECLE has two subsidiaries Eclipse Releasing, Inc., a 100% owned subsidiary and Ancient Warriors LLC., a 75% owned subsidiary.

     C. ECLE, ECR and AW have received funding through various diverse funding instruments and agreements from a group of investors (the "noteholder" or collectively the "noteholders").

     D. ECLE, ECR and AW wish to determine the appropriate payout structure to the noteholders and to obtain sufficient additional funding to aggressively pursue the sales of the movie, Ancient Warriors (the "Movie") and to determine and organize a more viable strategy and business focus for ECLE.

     E. ECLE, ECR, AW and the Noteholders wish to agree on a reorganization structure to allow the parties to maximize the return from their investments and maximize the return to shareholders.

Now therefore this agreement witnesseth that in consideration of one dollar and other good and valuable consideration the parties hereto agree as follows:

1. ECLE agrees to transfer all right title and interest, which they currently hold in and to the Movie to ECR.

2. ECR agrees to authorize and create Ancient Warriors Series A to F Preferred Shares having the terms and conditions set out in Schedule A hereto.

3. The Noteholders agree to cancel their notes and any outstanding interest accruing thereunder in exchange for the appropriate number and series of Ancient Warriors Series A to F Preferred Shares pursuant to Schedule B

4. The parties hereto agree that the noteholder priority list attached hereto as Schedule B sets out the order in which each Ancient Warriors Preferred Share shall be redeemed from the proceeds from the sale of Movie and the number and series of Preferred Shares to be issued to each noteholder. More specifically, the proceeds from the Movie shall first be used to redeem Ancient Warriors Series A Preferred Shares of the Ancient Warriors Preferred Share Priority List, and upon redemption in full of all the Ancient Warriors Series A Preferred Shares, the proceeds shall then be applied to the redemption of the next highest series of Ancient Warriors Preferred Shares in alphabetical order.

5. The parties agree that should more than one Shareholder be included in a Series of Preferred Shares, then each Share in that Series shall be redeemed by ECR on a pro rata basis.

6. As a bonus for agreeing to cancel their existing notes and exchange them for Ancient Warriors Preferred Shares each Ancient Warriors Preferred Share shall provide the holder thereof with an irrevocable option, at the Preferred Shareholders request, to exchange all or any portion of their Preferred Shares for a predetermined number of ECLE common shares at the rates and subject to the terms set out in Schedule A

7. The failure of any noteholders to execute this document shall not invalidate the agreement entered into between the noteholders executing the agreement and the Companies contained herein. Any noteholder who chooses not to execute this agreement will not be able to rely upon or receive any of the benefits accruing hereunder.

MISCELLANEOUS

8. All of the representations, warranties, covenants and agreements of each of the parties hereto shall survive the Closing.

9. The parties shall indemnify and save the Companies and their officers, directors and employees, from any and all actions taken or results achieved in furtherance of this agreement, whether arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition of that party contained herein, or not.

11. All notices and other communications required or permitted by this Agreement to be given or made by any party to the other shall be given or made in writing and be delivered by hand or double registered mail or conveyed by telex or facsimile transmission to the parties at the following addresses and numbers and to the attention of the following persons:

     (a)  if to any of the parties As above.

     or to such other addresses, numbers, or persons as the parties may give each other notice of from time to time. Proof of delivery or transmission in such manner shall constitute proof of receipt.

14.  Time shall be of the essence hereof.

15. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior contracts, agreements and understandings between the parties. There are no representations, warranties, collateral agreements or conditions affecting this transaction other than as are expressed or referred to herein in writing.

16. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. The courts of Nevada shall have sole jurisdiction to hear and determine all manner of disputes and claims arising out of or in any way connected with the construction, breach or alleged, threatened or anticipated breach of this Agreement and determine all questions as to the validity, existence or enforceability hereof.

17. This Agreement shall enure to the benefit of and be binding upon the respective heirs, successors and assigns of the parties hereto.

18. Should any provision or provisions or conditions of this Agreement be void or not enforceable, it or they shall be considered separate and severable from this Agreement and its remaining provisions and conditions shall remain in force and be binding upon the parties hereto as though the said provision or provisions or conditions had never been included.

19. The Schedules (if any) attached to this Agreement are incorporated by reference as fully as though contained in the body hereof. Wherever any term or condition, expressed or implied, of such Schedules conflicts or is at variance with any term or condition of this Agreement, such term or condition of this Agreement shall prevail.

20. This Agreement and any certificate or other writing delivered in connection herewith may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or such other writing as the case may be, taken together will be deemed to be one and the same instrument. The execution of this Agreement or any other writing party hereto will not become effective until all counterparts hereof have been executed by all the parties hereto.

Executed and agreed to by direct signature or execution of counterpart copy hereof;

---------------------------
ECLIPSE ENTERTAINMENT GROUP, INC.


---------------------------                       ------------------------------
ANCIENT WARRIORS, LLC.                            ECLIPSE RELEASING, INC.


---------------------------                       ------------------------------
THOMAS HUDSON                                     ROBERT S. ANGEL


---------------------------                       ------------------------------
MICHAEL J. WIESMANN                               MARTIN MCCURRY




---------------------------                       ------------------------------
JOEY FIORE                                        RONALD M. ROSELLA


---------------------------                       ------------------------------
WESTERN PACIFIC FUNDING CORP.                     THOMAS DE DONATO


---------------------------                       ------------------------------
RUSSELL K. NOMI                                   FRANCO COLUMBU


---------------------------                       ------------------------------
ALEC ROSSA                                        BRENT NELSON

                                  SCHEDULE "A"

The Directors of Eclipse Releasing Inc. (herein the "Company") have resolved to create six series of Preferred Shares to be described as follows:

                  "Ancient Warriors Series A Preferred Shares"
                  "Ancient Warriors Series B Preferred Shares"
                  "Ancient Warriors Series C Preferred Shares"
                  "Ancient Warriors Series D Preferred Shares"
                  "Ancient Warriors Series E Preferred Shares"
                  "Ancient Warriors Series F Preferred Shares"

     The special rights and restrictions attaching to each Series of Ancient Warriors Preferred Shares are as follows

     i) the Ancient Warriors Preferred Shares of all series shall have attached thereto a par value of one dollar ($1.00) which shall be the amount paid up with respect to each share;

     ii)  the Ancient Warriors  Preferred Shares shall be issued on a dollar for
          dollar  basis  in  exchange  for  the  notes  and  interest   accruing
          thereunder which have been issued against the Movie;

    iii)

     iv) the Ancient Warriors Preferred Shares of all series shall be non voting;

     v) the Ancient Warriors Preferred Shares shall be redeemable and shall be redeemed by the Company from any and all the revenue received by the Company from the Movie. The Ancient Warriors Preferred Shares shall be redeemed by the Company in the following order:

Ancient Warriors Series A Preferred Shares, and upon complete redemption of this series, then the
Ancient Warriors Series B Preferred Shares, and upon complete redemption of this series, then the
Ancient Warriors Series C Preferred Shares, and upon complete redemption of this series, then the
Ancient Warriors Series D Preferred Shares, and upon complete redemption of this series, then the
Ancient Warriors Series E Preferred Shares, and upon complete redemption of this series, then the
                         Ancient Warriors Series F Preferred Shares;

     vi) Any Ancient Warrior Preferred Share converted to common shares of ECLE shall be issued pursuant to such terms and conditions as are required by any Regulatory Authorities having jurisdiction over such transaction;

     vii) the Ancient Warrior Preferred Shares shall rank in priority to the ECR common shares as to dividends;

    viii) the holders of the Ancient Warrior Preferred Shares shall be entitled, on the distribution of assets of the Company or on the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or on any other distribution of assets of the Company among its members for the purpose of winding up its affairs, to receive, before any distribution shall be made to holders of the common shares or any other shares of the Company ranking junior to the Ancient Warrior Preferred Shares with respect to repayment of capital, (if any) the amount paid up with respect to each preferred share held by them, together with all declared and unpaid non-cumulative dividends (if any and if preferential) thereon. After payment to holders of Ancient Warrior Preferred Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Company except as specifically provided in the special rights and restrictions attached to any particular series.

                                   SCHEDULE B

                                                                       INTEREST PAYABLE
                                                                         (THRU DEC 31,   ANCIENT WARRIOR
CATEGORY   INVESTOR NAME                     AMOUNT       PAID FROM          2002)       PREFERRED SHARES
--------   -------------                     ------       ---------          -----       ----------------
    A      TOM HUDSON                        30,000          ECLE                        30,000 Series A
           ROB ANGEL                         10,000          ECLE                        10,000 Series A
           WESTERN PACIFIC FUNDING           10,000          ECLE                        10,000 Series A
           JOEY FIORE                        40,000          ECLE                        40,000 Series A
           RUSS NOMI                          2,500          ECLE                         2,500 Series A

    B      TOM HUDSON                       300,000          ECLE         42,375.00     342,375 Series B
           ROB ANGEL                         50,000           ECR          1,875.00      51,875 Series B

    C      WESTERN PACIFIC FUNDING          100,000       ECLE/AW         13,812.50     113,813 Series C
           JOEY FIORE                       100,000          ECLE         18,000.00     118,000 Series C
           ROB ANGEL                         50,000       ECLE/AW          6,093.75      56,094 Series C
           RUSS NOMI                         25,000       ECLE/AW          3,270.31      28,270 Series C

    D      MIKE WIESMANN                     50,000            AW          6,750.00      56,750 Series D
           FRANCO GROUP                     300,000            AW         60,000.00     360,000 Series D
           BRENT NELSON                     100,000          ECLE         16,000.00     116,000 Series D
           JOEY FIORE                       300,000          ECLE         49,500.00     349,500 Series D

    E      RON ROSELLA                      120,000          ECLE         18,150.00     138,150 Series E
           MIKE WIESMANN                    120,000          ECLE         18,150.00     138,150 Series E
           MARTY MCCURRY                    120,000          ECLE         18,150.00     138,150 Series E
           BRENT NELSON                     200,000          ECLE         32,000.00     232,000 Series E

    F      ALEC ROSSA                       115,000          ECLE         37,566.67     152,567 Series F
           BRENT NELSON                     660,128          ECLE        105,620.48     765,748 Series F

    G      FRANCO GROUP                     400,000            AW              0.00     400,000 Series G
                                          ---------                      ----------
                     TOTAL                3,202,628                      447,313.71
                                          =========                      ==========